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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 11, 1999


                          GLOBAL IMAGING SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     000-24373              59-3247752
-------------------------------      ----------------       ------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)            Identification No.)



          3820 Northdale Boulevard, Suite 200A, Tampa, Florida    33624
          ----------------------------------------------------  ----------
          (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (813) 960-5508


                 13902 North Dale Mabry, Tampa, Florida  33624
            ------------------------------------------------------
            (Former name or address, if changed since last report)


                          Exhibit Index is on page 4.
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ITEM 5.  OTHER EVENTS.

     On February 11, 1999, Global Imaging Systems, Inc. announced plans to offer $150 million in aggregate principal amount of senior subordinated notes due 2007. A copy of the press release is filed as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements.

             None

         (b) Pro Forma Financial Information.

             None

         (c) Exhibits.

             Exhibit Number         Description
             --------------         -----------

                  99.1              Press Release of February 11, 1999

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 24, 1999

                                       GLOBAL IMAGING SYSTEMS, INC.


                                       /s/ Raymond Schilling
                                       ----------------------------------------
                                       Raymond Schilling
                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer


                                       3
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                                 EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------

    99.1            Press Release of February 11, 1999

                                       4